Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GenoMed, Inc. ("the Company") on Form
10-QSB for the period ended March 31, 2004 filed with the Securities and
Exchange Commission on the date hereof ("the Report"), I, Robyn L. Owens, Chief
Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1)  the Report fully complies with the requirements of Section 13(a) or
          15(d) of the Securities Exchange Act of 1934; and

     (2)  the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Robyn L. Owens
Robyn L. Owens
Chief Financial Officer

Dated: June 3, 2004